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                                                                   EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 12, 1999 included in Azurix Corp.'s Registration Statement on Form S-1 (File No. 333-74379) and to all references to our Firm included in this Registration Statement.



                                                              ARTHUR ANDERSEN


London, England
14 December 1999